DELAWARE POOLED® TRUST

Delaware REIT Fund (the “Fund”)

Supplement to the Fund’s Statement of Additional Information
dated February 26, 2016

The following information is added to the chart in the section of the Fund’s Statement of Additional Information entitled “Portfolio Managers – I. The Manager – Other Accounts Managed”:

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Scott P. Hastings*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$68.4 million	0	$0

*Scott P. Hastings became portfolio manager of Delaware REIT Fund on July 1, 2016.  Information for Mr. Hastings is as of May 31, 2016.

The following information replaces the section of the Fund's Statement of Additional Information entitled “Portfolio Managers – I. The Manager – Ownership of Fund Shares – The Manager”:

As of Oct. 31, 2015, the following portfolio managers owned shares of the Funds:

Portfolio Manager	Dollar Range of Fund Shares Owned1
Kristen E. Bartholdson	The Large-Cap Value Equity Portfolio
$100,001 - $500,000
Robert A. Vogel Jr.	The Large-Cap Value Equity Portfolio
$1 - $10,000
Scott P. Hastings	Delaware REIT Fund
$10,001 - $50,000
1 Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

Note: The ranges for fund share ownership by the portfolio managers are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; over $1 million.

Please keep this Supplement for future reference.

This Supplement is dated July 7, 2016.